EXHIBIT 32
W. P. CAREY & CO. LLC
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of W. P. Carey & Co. LLC on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon F. DuGan, Chief Executive Officer of W. P. Carey & Co. LLC, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of W. P. Carey & Co. LLC.

/s/ Gordon F. DuGan
Gordon F. DuGan
President and Chief Executive Officer

Date 5/10/2006
In connection with the Quarterly Report of W. P. Carey & Co. LLC on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. DeCesaris, acting Chief Financial Officer of W. P. Carey & Co. LLC, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of W. P. Carey & Co. LLC.

/s/ Mark J. DeCesaris
Mark J. DeCesaris
acting Chief Financial Officer

Date 5/10/2006
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to W. P. Carey & Co. LLC and will be retained by W. P. Carey & Co. LLC and furnished to the Securities and Exchange Commission or its staff upon request.